Note 11 - Income Taxes (Tables)	12 Months Ended
Dec. 31, 2016
Notes Tables
Schedule of Deferred Tax Assets and Liabilities [Table Text Block]
	2016	2015
Deferred tax assets:
Net operating loss carryforward	$24,689,298	$23,822,431
Research and development tax credit carryforward	892,231	893,797
Stock-based compensation expense	2,748,899	2,419,892
Depreciation	1,331	-
Total deferred tax assets	28,331,759	27,136,120

Deferred tax liabilities
Depreciation	-	(5,086)
Total deferred tax liabilities	-	(5,086)

Net deferred tax assets	28,331,759	27,131,034
Valuation allowance	(28,331,759)	(27,131,034)
	$-0-	$-0-

Schedule of Effective Income Tax Rate Reconciliation [Table Text Block]
	2016	2015	2014
U.S. federal statutory rate applied to pretax loss	$(1,112,378)	$(936,936)	$(906,830)
Permanent differences	2,012	2,914	1,734
Research and development credits	59,087	67,901	26,648
Change in valuation allowance	1,051,279	866,121	878,448
Reported income tax expense	$-0-	$-0-	$-0-